Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in Registration Statement Nos. 033-54847 and 333-174528 of Tiffany & Co. on Form
S-8 of our report dated July 18, 2013, appearing in this Annual Report on Form 11-K of Tiffany & Co. Employee Profit Sharing and Retirement Savings Plan for the year ended January 31, 2013.

/s/ CohnReznick LLP
Roseland, New Jersey
July 18, 2013

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